Filed pursuant to Rule 497(a)(1)
File No. 333-172550
Rule 482 ad
Fidus Investment Corporation Prices Initial Public Offering of Common Stock at $15.00 Per Share
Evanston, IL, June 20, 2011 — Fidus Investment Corporation (Nasdaq: FDUS) (“Fidus”), a principal investment company providing customized financing solutions to lower middle-market companies, today announced that it priced its initial public offering of 4,670,000 shares of common stock at $15.00 per share. Fidus also granted its underwriters a 30-day over-allotment option to purchase an additional 700,500 shares of Fidus’s common stock at $15.00 per share. The net proceeds from the initial public offering will be approximately $63.9 million, or approximately $73.6 million if the underwriters’ over-allotment option is exercised in full, after deducting underwriting discounts and commissions and estimated offering expenses.
Fidus’s common stock is expected to begin trading on the NASDAQ Global Market under the symbol “FDUS” on June 21, 2011. The closing of the initial public offering is subject to customary closing conditions, and the shares are expected to be delivered on June 24, 2011.
Morgan Keegan & Company, Inc., Robert W. Baird & Co. Incorporated and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, served as joint book-running managers for the initial public offering. Oppenheimer & Co., Inc. served as co-manager for the initial public offering.
Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. A registration statement (including a preliminary prospectus) was declared effective by the Securities and Exchange Commission on June 20, 2011. Fidus Investment Corporation will file a final prospectus with the Securities and Exchange Commission for the initial public offering described in this press release. The final prospectus will contain this and other information about Fidus Investment Corporation and should be read carefully before investing. A copy of the Prospectus may be obtained from Morgan Keegan & Company, Inc., 50 N. Front Street, 12th Floor, Memphis, Tennessee 38103.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the common stock referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
ABOUT FIDUS INVESTMENT CORPORATION
Fidus Investment Corporation provides customized mezzanine debt and equity financing solutions to lower middle-market companies, which generally are defined as U.S. based companies having revenues between $10.0 million and $150.0 million. Fidus’s investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.
FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Fidus’s control, and that Fidus may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and Fidus undertakes no obligation to update any such statement now or in the future.
Contact:
Fidus Investment Corporation
Edward H. Ross, Chairman and Chief Executive Officer
eross@fiduspartners.com / 847-859-3941